Exhibit 99.6

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this [____] day of September, 2025, by and among CoinShares International Limited, a public limited company organized under the laws of the Bailiwick of Jersey, Channel Islands (the “Company”), Odysseus Holdings Limited, a private limited company organized under the laws of the Bailiwick of Jersey, Channel Islands (“Holdco”), and the undersigned (“Subscriber” or “you”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Business Combination Agreement (as defined below).

WHEREAS, the Company, Vine Hill Capital Investment Corp., a Cayman Islands exempted company (“SPAC”), Holdco and Odysseus (Cayman) Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Holdco (“SPAC Merger Sub”), will concurrently with the execution of this Subscription Agreement, enter into that certain Business Combination Agreement (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement”), pursuant to which, inter alia, (i) at least one day prior to the Closing Date, SPAC shall be merged with and into SPAC Merger Sub (the “SPAC Merger”), with SPAC Merger Sub as the surviving entity of such merger, with the shareholders of the SPAC receiving Holdco Ordinary Shares (as defined below) as consideration, and (ii) after the SPAC Merger, SPAC Merger Sub shall acquire the Company by way of a court sanctioned scheme of arrangement under Jersey Companies Law pursuant to which all the shares in the Company will be exchanged for voting shares in Holdco, with SPAC Merger Sub being the direct sole shareholder of the Company (the “Scheme of Arrangement” and, together with the SPAC Merger, the “Mergers”), on the terms and subject to the conditions set forth therein (the Mergers, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”);

WHEREAS, following the execution and delivery of the Business Combination Agreement, in accordance with Section 8.21 of the Business Combination Agreement, the Company and SPAC may enter into one or more PIPE Investment Agreements, including this Subscription Agreement, in connection with a PIPE Investment, which includes the issuance of the Shares (as defined below) by the Company hereunder;

WHEREAS, in furtherance of and without limitation of the foregoing, (i) Subscriber desires to subscribe for and purchase from the Company that number of the Company’s ordinary shares, par value £0.000495 per share (the “Ordinary Shares”), set forth on Subscriber’s signature page hereto (the “Subscription Shares”) for a purchase price of $10.00 per share (the “Purchase Price”), and for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Aggregate Purchase Price”), and (ii) in consideration of Subscriber’s execution and delivery of this Subscription Agreement, the Company hereby irrevocably agrees to issue to Subscriber the Commitment Shares (as defined below) pursuant to and in accordance with Section 1.2 below, in each case, all on the terms and conditions set forth herein; and

WHEREAS, each Ordinary Share, including the Shares, issued and outstanding immediately prior to the Acquisition Effective Time will, by virtue of the Scheme of Arrangement and upon the terms and subject to the conditions set forth in the Business Combination Agreement, be exchanged for a number of ordinary shares of Holdco, with no par value (the “Holdco Ordinary Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription; Commitment Shares.

1.1 Subscription.

1.1.1 Subject to the terms and conditions hereof, at the Closing, Subscriber hereby irrevocably agrees to subscribe for and purchase, and the Company hereby irrevocably agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Subscription Shares (such subscription and issuance, the “Subscription”).

1.1.2 Notwithstanding anything to the contrary contained in this Subscription Agreement, if, after the date of this Subscription Agreement, Subscriber acquires ownership of SPAC Class A Shares in the open market or in privately negotiated transactions with third parties (along with any related rights to redeem or convert such SPAC Class A Shares in connection with any redemption conducted by the SPAC in accordance with the SPAC’s Amended and Restated Memorandum and Articles of Association (“A&R Memo and Articles”) in conjunction with the Closing (the “Redemption”)) prior to the Special Meeting to approve the Transactions and Subscriber does not redeem or convert such SPAC Class A Shares in connection with the Redemption (including revoking or reversing any previously submitted redemption demand or conversion elections made with respect to such SPAC Class A Shares) (any such SPAC Class A Shares, “Non-Redeemed Shares”), and Subscriber notifies the Company in writing at least two (2) Business Days prior to the anticipated Closing Date that it wishes to apply a specified number of such Non-Redeemed Shares to reduce the number of Subscription Shares it is required to purchase hereunder (the “Reduction Right” and such number of Non-Redeemed Shares, the “Reduction Shares”), the number of Subscription Shares for which Subscriber is obligated and has the right to purchase under this Subscription Agreement will be reduced by the number of Reduction Shares; provided, that (i) promptly upon the Company’s request, Subscriber shall provide the Company with documentary evidence reasonably requested by the Company to evidence such Reduction Shares and (ii) the Subscriber agrees that with respect to any such Reduction Shares, it will (A) not sell or otherwise transfer such Reduction Shares prior to the consummation of the Transactions, (B) not vote any Reduction Shares in favor of approving the Transactions and instead submit a proxy abstaining from voting thereon, and (C) to the extent it has the right to have any of its Reduction Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights.

1.2 Commitment Shares. Subject to the terms and conditions hereof, at the Closing, in consideration of Subscriber’s execution and delivery of this Subscription Agreement, and subject to Subscriber’s compliance with its obligations hereunder, the Company hereby irrevocably agrees to issue to Subscriber 1,666,667 Ordinary Shares (the “Commitment Shares” and, together with the Subscription Shares, the “Shares”).

2. Representations, Warranties and Agreements.

2.1 Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Company and acknowledges and agrees with the Company, as of the date hereof and as of the Closing, as follows:

2.1.1 If Subscriber is not an individual, Subscriber has been duly formed or incorporated and is validly existing and in good standing (if the concept of good standing is applicable) under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement. If Subscriber is an individual, Subscriber has the authority to enter into, deliver and perform its obligations under this Subscription Agreement.

2.1.2 If Subscriber is not an individual, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, the signature on this Subscription Agreement is genuine, and Subscriber has legal competence and capacity to execute the same. Assuming this Subscription Agreement constitutes the valid and binding agreement of the other parties hereto, then this Subscription Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.1.3 The execution, delivery and performance by Subscriber of this Subscription Agreement (including compliance by Subscriber with all of the provisions hereof) and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries, as applicable, pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries, as applicable, is a party or by which Subscriber or any of its subsidiaries, as applicable, is bound or to which any of the property or assets of Subscriber or any of its subsidiaries, as applicable, is subject, in each case, which would reasonably be expected to prevent or delay Subscriber’s timely performance of its obligations under this Subscription Agreement (a “Subscriber Material Adverse Effect”), (ii) if Subscriber is not an individual, result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries, as applicable, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries, as applicable, or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

2.1.4 Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act or an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is an accredited investor and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Shares.

2.1.5 Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act or any other applicable securities laws, and that the Shares have not been registered under the Securities Act or any other applicable securities laws. Subscriber understands that (A) the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, (B) the Shares may be subject to transfer restrictions under applicable securities laws, and (C) any certificates or book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing restrictions and, as a result of these restrictions, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

2.1.6 Subscriber understands and agrees that Subscriber is purchasing the Shares directly from the Company. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Company, the SPAC or any of their respective Affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

2.1.7 If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Subscriber represents and warrants that its acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

2.1.8 In making its decision to acquire the Shares, Subscriber represents that it has relied solely upon independent investigation made by Subscriber and the Company’s representations, warranties and agreements in Section 2.2 hereof. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone other than the Company concerning the Company or the Shares or the offer and sale of the Shares. Subscriber acknowledges and agrees that Subscriber (i) has received, and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares (including with respect to the Company, the SPAC, Holdco and the Transactions), (ii) has made its own assessment and (iii) is satisfied concerning the relevant tax and other economic considerations relevant to the Subscriber’s investment in the Shares. Subscriber acknowledges that it has reviewed the documents made available to the Subscriber by or on behalf of the Company. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. Subscriber acknowledges that Stifel, Nicolaus & Company, Incorporated (the “Placement Agent”) and its directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company, the SPAC, Holdco or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by the Company or the SPAC. Subscriber acknowledges that (a) it has not relied on any statements or other information provided by the Placement Agent or any of the Placement Agent’s Affiliates with respect to its decision to invest in the Shares (including information related to the Company, the SPAC, Holdco, or the Shares) and the offer and sale of the Shares, and (b) neither the Placement Agent nor any of its Affiliates have prepared any disclosure or offering document in connection with the offer and sale of the Shares. Subscriber further acknowledges that the information provided to Subscriber is preliminary and subject to change, and that any changes to such information, including any changes based on updated information or changes in terms of the Transaction, shall in no way affect the Subscriber’s obligation to acquire the Shares hereunder.

2.1.9 Subscriber became aware of this offering of the Shares solely by means of direct contact from either the Placement Agent or the Company as a result of a pre-existing substantive relationship (as interpreted in guidance from the Securities and Exchange Commission (the “Commission”) under the Securities Act) with the Company or its representatives (including the Placement Agent), and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Placement Agent or the Company. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agent has not acted as its financial advisor or fiduciary. Subscriber acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

2.1.10 Subscriber acknowledges that it is aware that there are substantial risks incident to the investment in the Shares. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that the acquisition of the Shares hereunder meets (i) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (ii) the institutional customer exemption under FINRA Rule 2111(b).

2.1.11 Alone, or together with any professional advisor(s), Subscriber represents and acknowledges that Subscriber has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

2.1.12 Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

2.1.13 Subscriber represents and warrants that Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons (“SDN List”) administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity otherwise blocked by any OFAC sanctions program or the U.S. Department of State. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. Subscriber represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (as amended, the “BSA”), as amended by the USA PATRIOT Act of 2001 (as amended, the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. If Subscriber is not an individual, Subscriber also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the SDN List. Subscriber further represents and warrants that, to the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Shares were derived legally and in compliance with OFAC sanctions programs.

2.1.14 If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that none of the Company, Holdco or any of their respective Affiliates (collectively, the “Transaction Parties”) has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Shares.

2.1.15 Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of the Company or the SPAC (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

2.1.16 If Subscriber is a foreign person (as defined in 31 C.F.R. § 800.224) and is acquiring a substantial interest (as defined in 31 C.F.R. § 800.244) in the Company, no national or subnational government of a single foreign state has a substantial interest (as defined in 31 C.F.R. § 800.244) in the Subscriber. No Subscriber who is a foreign person (as defined in 31 C.F.R. § 800.224) will acquire control (as defined in 31 C.F.R. § 800.208) of the Company.

2.1.17 On each date the Purchase Price would be required to be funded to the Company pursuant to Section 3 Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 3.

2.1.18 Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including the SPAC, any of its Affiliates or any of its or their respective control persons, officers, directors or employees), other than the representations and warranties of the Company expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Company.

2.2 The Company’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, the Company hereby represents and warrants to Subscriber and agrees with Subscriber, as of the date hereof and as of the Closing, as follows:

2.2.1 The Company is a public limited company duly formed, validly existing and in good standing under the applicable Legal Requirements of the Bailiwick of Jersey, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

2.2.2 The Shares have been duly authorized and, when issued and delivered to Subscriber against full payment for the Shares in accordance with the terms of this Subscription Agreement and registered with the Company’s transfer agent, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of, or subject to any preemptive or similar rights created under, the Company’s amended and restated articles of association or similar constitutive agreements or the Legal Requirements of the Bailiwick of Jersey.

2.2.3 This Subscription Agreement has been duly authorized, executed and delivered by the Company and, assuming that this Subscription Agreement constitutes a valid and binding obligation of the other parties hereto, is enforceable against the Company in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

2.2.4 The execution, delivery and performance of this Subscription Agreement (including compliance by the Company with all of the provisions hereof), issuance and sale of the Shares and the consummation of the transactions contemplated herein do not and will not (i) conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the property or assets of the Company or any of its subsidiaries, as applicable, pursuant to the terms of any indenture, mortgage, charge, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries, as applicable, is a party or by which the Company or any of its subsidiaries, as applicable, is bound or to which any of the property or assets of the Company or any of its subsidiaries, as applicable, is subject, in each case, which would reasonably be expected to have a material adverse effect on the legal authority of the Company to enter into and perform its obligations under this Subscription Agreement (a “Company Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Company or any of its subsidiaries, as applicable, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries, as applicable, or any of their respective properties that would reasonably be expected to have a Company Material Adverse Effect.

2.2.5 There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered by the issuance of (i) the Shares, or (ii) any shares of capital stock of the Company to be issued pursuant to the other Transactions, in each case, that have not been or will not be validly waived or terminate prior to the Closing Date.

2.2.6 Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 2.1 of this Subscription Agreement, no registration under the Securities Act and no prospectus approved under the Securities Act or any other applicable securities laws is required for the offer and sale of the Shares by the Company to Subscriber.

2.2.7 Neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any securities of Company or solicited any offers to buy any securities of the Company under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act or any other applicable securities laws.

2.2.8 Neither the Company, nor any person acting on its behalf has conducted any general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act, in connection with the offer or sale of any of the Shares and neither the Company, nor any person acting on its behalf has offered any of the Shares in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

2.2.9 The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the execution, delivery and performance by the Company of this Subscription Agreement (including, without limitation, the issuance of the Shares), other than filings and/or consents (i) with the Commission of the Registration Statement (as defined below), (ii) required by applicable state, federal, local or foreign securities laws, (iii) required in accordance with the Business Combination Agreement, (iv) required by the New York Stock Exchange (the “NYSE”) or Nasdaq and (v) the failure of which to obtain would not be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

2.2.10 Other than the Placement Agent, the Company represents and warrants to the other parties hereto that no broker, finder or other financial consultant has acted on its behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability on any other parties hereto.

3. Settlement Date, Delivery and Closing.

3.1 The closing of the Subscription contemplated hereby (the “Closing”) shall occur on the date of (the “Closing Date”), and immediately prior to, the consummation of the Transactions. Upon written notice from (or on behalf of) the Company to Subscriber (the “Closing Notice”) at least three (3) Business Days prior to the date that the Company reasonably expects all conditions to the closing of the Transactions to be satisfied, Subscriber shall deliver to the Company at least two (2) Business Days prior to the anticipated Closing Date, the Purchase Price for the Shares, by wire transfer of United States dollars in immediately available funds to the account specified by the Company in the Closing Notice, such funds to be held by the Company or its designees in escrow until the Closing. On or prior to the Closing Date, the Company shall issue the Shares to Subscriber and subsequently cause the Shares to be registered in book entry form in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, on the Company’s share register (which book entry records shall contain an appropriate notation concerning transfer restrictions of the Shares, in accordance with applicable securities laws of the states of the United States and other applicable jurisdictions), and will provide to Subscriber evidence of such issuance from the Company’s transfer agent. In the event that the consummation of the Transactions does not occur within seven (7) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by the Company and the Subscriber, the Company shall promptly (but in no event later than nine (9) Business Days after the anticipated Closing Date specified in the Closing Notice) return the Purchase Price so delivered by Subscriber to the Company by wire transfer in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed repurchased and cancelled. Notwithstanding such return, repurchase or cancellation, (i) Subscriber acknowledges and agrees that a failure to close on the anticipated Closing Date specified in the Closing Notice shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 3 to be satisfied or waived on or prior to the Closing Date and (ii) unless and until this Subscription Agreement is terminated in accordance with Section 5 herein, Subscriber shall remain obligated (A) to redeliver funds to the Company in escrow following the Company’s delivery to Subscriber of a new Closing Notice and (B) to consummate the Closing on the Closing Date and immediately following the consummation of the Transactions. For the purposes of this Subscription Agreement, “Business Day” means any day other than a Saturday, Sunday or any other day on which commercial banks are required or authorized to close in the State of New York, the Bailiwick of Jersey or the Cayman Islands.

3.2 Conditions to Closing of the Company. The Company’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver by the Company, on or prior to the Closing Date, of each of the following conditions:

3.2.1 The representations and warranties made by Subscriber in Section 2.1 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of such date), but, in each case (x) without giving effect to consummation of the Transactions and (y) other than failures to be true and correct that would not result, individually or in the aggregate, in a Subscriber Material Adverse Effect.

3.2.2 Subscriber shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by Subscriber at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Subscriber to consummate the Closing.

3.2.3 There shall not be in force any order, judgment or injunction by or with any governmental authority in the United States, the Bailiwick of Jersey or the Cayman Islands enjoining or prohibiting the consummation of the Subscription.

3.2.4 The Company shall have obtained the Company Shareholder Approval, including the approval of the Company’s shareholders for the issuance and sale of the Shares.

3.2.5 The closing of the Transactions shall be scheduled to occur promptly after the Closing.

3.3 Conditions to Closing of Subscriber. Subscriber’s obligation to purchase the Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver by Subscriber, on or prior to the Closing Date, of each of the following conditions:

3.3.1 The representations and warranties made by the Company in Section 2.2 hereof shall be true and correct in all material respects when made (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) and shall be true and correct in all material respects on and as of the Closing Date (unless they specifically speak as of another date in which case they shall be true and correct in all material respects as of such date) (other than representations and warranties that are qualified as to materiality or Company Material Adverse Effect, which representations and warranties shall be true and correct in all respects) with the same force and effect as if they had been made on and as of such date), but, in each case (x) without giving effect to consummation of the Transactions and (y) other than failures to be true and correct that would not result, individually or in the aggregate, in a Company Material Adverse Effect.

3.3.2 The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Company to consummate the Closing.

3.3.3 There shall not be in force any order, judgment or injunction by or with any governmental authority in the United States, the Bailiwick of Jersey or the Cayman Islands enjoining or prohibiting the consummation of the Subscription.

3.3.4 The Company shall have obtained the Company Shareholder Approval, including the approval of the Company’s shareholders for the issuance and sale of the Shares.

3.3.5 The closing of the Transactions shall be scheduled to occur promptly after the Closing.

4. Registration Statement.

4.1 Holdco agrees that, within thirty (30) calendar days after the consummation of the Transactions (the “Filing Date”), Holdco will file with the Commission (at Holdco’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and Holdco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof; provided, however, that Holdco’s obligations to include the Shares in the Registration Statement are contingent upon Subscriber furnishing in writing to Holdco such information regarding Subscriber, the securities of Holdco held by Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by Holdco to effect the registration of the Shares, and Subscriber shall execute such documents in connection with such registration as Holdco may reasonably request that are customary of a selling shareholder in similar situations, including providing that Holdco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement during any customary blackout or similar period or as permitted hereunder. For purposes of clarification, any failure by Holdco to file the Registration Statement by the Filing Date or to cause such Registration Statement to be declared effective shall not otherwise relieve Holdco of its obligations to file the Registration Statement or cause the same to be declared effective as set forth above in this Section 4.

4.2 Holdco shall, upon reasonable request, inform Subscriber as to the status of the registration effected by Holdco pursuant to this Subscription Agreement. At its expense Holdco shall:

4.2.1 except for such times as Holdco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which Holdco determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) Subscriber ceases to hold any Shares, (ii) the date all Shares held by Subscriber may be sold without restriction under Rule 144, including any volume and manner of sale restrictions under Rule 144 and without the requirement for Holdco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) three years from the Effectiveness Date of the Registration Statement;

4.2.2 advise Subscriber as expeditiously as possible, but in any event within five (5) Business Days:

(a) when the Registration Statement or any post-effective amendment thereto has become effective;

(b) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; and

(c) of the receipt by Holdco of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

Notwithstanding anything to the contrary set forth herein, Holdco shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding Holdco other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (a) through (c) above constitutes material, nonpublic information regarding Holdco;

4.2.3 use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as reasonably practicable;

4.2.4 upon the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except for such times as Holdco is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of the Registration Statement, Holdco shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

4.2.5 use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which Holdco’s Ordinary Shares are then listed.

Notwithstanding anything to the contrary in this Subscription Agreement, Holdco shall not have any obligation to prepare any prospectus supplement, participate in any due diligence, execute any agreements or certificates or deliver legal opinions (other than customary de-legending certificates and opinions) or obtain comfort letters in connection with any sales of the Shares under the Registration Statement.

4.3 Notwithstanding anything to the contrary in this Subscription Agreement, Holdco shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if (i) the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading (it being understood that Holdco hereby covenants to prepare and file such supplement or amendment as soon as practicable), or (ii) the filing, effectiveness or continued use of the Registration Statement or related prospectus would (a) require Holdco to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement or related prospectus of financial statements that are unavailable to Holdco for reasons beyond Holdco’s control or (c) in the good faith judgment of the majority of Holdco’s board of directors, be seriously detrimental to Holdco, and the majority of the board of directors of Holdco concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time (each such circumstance, a “Suspension Event”); provided, however, that Holdco may not delay or suspend the Registration Statement for more than sixty (60) consecutive calendar days, or more than one hundred and twenty (120) total calendar days, in each case during any twelve (12)-month period. Upon receipt of any written notice from Holdco of the happening of any Suspension Event during the period that the Registration Statement is effective, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives written notice form Holdco that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by Holdco unless otherwise required by law or subpoena. If so directed by Holdco, Subscriber will deliver to Holdco or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.4 Holdco shall, notwithstanding any termination of this Subscription Agreement, indemnify, defend and hold harmless the Subscriber (to the extent a seller under the Registration Statement), the officers, directors, agents, partners, members, managers, shareholders, Affiliates, employees and investment advisers of the Subscriber, each person who controls the Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, partners, members, managers, shareholders, agents, Affiliates, employees and investment advisers of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable and documented attorneys’ fees) and reasonable and documented expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by Holdco of the Securities Act, the Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 4, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are caused by or contained in any information regarding Subscriber furnished in writing to Holdco by Subscriber expressly for use therein.

Holdco shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4 of which Holdco is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by Subscriber.

4.5 Subscriber shall, severally and not jointly with any other selling shareholder named in the Registration Statement, indemnify and hold harmless Holdco, its directors, officers, agents and employees, each person who controls Holdco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or that are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are caused by or contained in any information regarding Subscriber furnished in writing to Holdco by Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation.

5. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, and (iii) if any of the conditions to Closing set forth in Section 3.2 or Section 3.3 are not satisfied or waived by the party entitled to grant such waiver on or prior to the Closing and, as a result thereof, the transactions contemplated by this Subscription Agreement are not consummated at the Closing; provided, that (a) Section 3.1 shall survive any termination of this Agreement that occurs following the funding by Subscriber of the Purchase Price in accordance with the terms and conditions of Section 3.1, and (b) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Company shall notify Subscriber of the termination of the Business Combination Agreement promptly after the termination of such agreement.

6. Miscellaneous.

6.1 Further Assurances. At the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement.

6.1.1 Subscriber acknowledges that the Company, Holdco, the SPAC and the Placement Agent will rely on the acknowledgments, understandings, agreements, representations and warranties made by Subscriber contained in this Subscription Agreement. Prior to the Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties made by Subscriber set forth herein are no longer accurate in all material respects. Subscriber further acknowledges and agrees that the Placement Agent is a third-party beneficiary of the representations and warranties of the Subscriber contained in Section 2.1.8 and Section 2.1.9 of this Subscription Agreement to the extent such representations and warranties relate to the Placement Agent.

6.1.2 The Company acknowledges and agrees that the Placement Agent is entitled to rely on the agreements, representations and warranties of the Company contained in this Subscription Agreement. Prior to the Closing, the Company agrees to promptly notify the Placement Agent if any of the agreements, representations and warranties of the Company are no longer accurate in all material respects.

6.1.3 Each of the Company, Subscriber and the SPAC is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

6.1.4 The Company may request from Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent within Subscriber’s possession and control and consistent with internal policies and procedure; provided, that, Company agrees to keep any such information provided by Subscriber confidential except as required by law.

6.1.5 Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

6.1.6 Each of Subscriber and the Company shall take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by this Subscription Agreement on the terms and conditions described therein no later than immediately following the consummation of the Transactions.

6.1.7 The Subscriber hereby acknowledges and agrees that it will not, nor will any person acting at the Subscriber’s direction or pursuant to any understanding with the Subscriber (including the Subscriber’s controlled Affiliates), directly or indirectly, offer, sell, pledge, contract to sell, sell any option in, or engage in hedging activities or execute any “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) with respect to, any Shares or any securities of the SPAC or any instrument exchangeable for or convertible into any Shares or any securities of the SPAC until the consummation of the Transactions (or such earlier termination of this Subscription Agreement in accordance with its terms). Notwithstanding the foregoing, (i) nothing herein shall prohibit any entities under common management with the Subscriber that have no knowledge of this Subscription Agreement or of the Subscriber’s participation in the transactions contemplated hereby (including the Subscriber’s controlled Affiliates and/or Affiliates) from entering into any short sales; (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 6.1.7 shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to acquire the Shares covered by this Subscription Agreement.

6.2 Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) Business Days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

6.2.1 if to Subscriber, to such address or addresses set forth on the signature page hereto;

6.2.2 if to the Company, to:

CoinShares International Limited
2nd Floor, 2 Hill Street, JE2
4UA St Helier Jersey, Channel Islands
Attention:	Jean-Marie Mognetti
Lisa Avellini
Email:	[***]

with a copy (which shall not constitute notice) to:

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020-1095
Attention:	Joel Rubinstein
Jeff Gilson
Email:	joel.rubinstein@whitecase.com
jeff.gilson@whitecase.com

6.2.3 if to the SPAC, to:

Vine Hill Capital Investment Corp.
500 E Broward Blvd., Suite 900
Fort Lauderdale, FL 33394
Attention:	Nicholas Petruska
Daniel Zlotnitsky
Email:	[***]

with a copy to (which shall not constitute notice) to:

Paul Hastings LLP
200 Park Avenue
New York, NY 10166
Attention:	Jonathan Ko
Joseph Swanson
Andrew Goodman
Email:	jonathanko@paulhastings.com
josephswanson@paulhastings.com
andrewgoodman@paulhastings.com

6.3 Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

6.4 Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

6.5 Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to acquire the Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Shares acquired hereunder, if any, and then only in accordance with this Subscription Agreement). Notwithstanding the foregoing, Subscriber may assign some or all of its rights and obligations under this Subscription Agreement to any fund or account managed or advised by the same investment manager or investment adviser as the Subscriber or by an affiliate of such investment manager (which shall include any Person in which such investment manager holds 50% or more of such Person’s voting securities) without the prior consent of the Company; provided that (x) prior to such assignment, any such assignee shall agree in writing to be bound by the terms hereof and (y) no such assignment shall relieve the Subscriber of its obligations hereunder.

6.6 Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. This Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns, and, except as set forth in Sections 4.4, 4.5 and 6.1.1, the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions; provided, that, notwithstanding anything to the contrary contained in this Subscription Agreement, prior to the Closing, the SPAC is an intended third-party beneficiary of each of the provisions of this Subscription Agreement.

6.7 Governing Law. This Subscription Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Subscription Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Subscription Agreement, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

6.8 Consent to Jurisdiction; Waiver of Jury Trial. Each of the parties irrevocably consents to the exclusive jurisdiction and venue of the state and federal courts of the State of New York (the “Chosen Courts”) in connection with any matter based upon or arising out of this Subscription Agreement. Each party hereby waives, and shall not assert as a defense in any legal dispute, that (i) such person is not personally subject to the jurisdiction of the Chosen Courts for any reason, (ii) such legal proceeding may not be brought or is not maintainable in the Chosen Courts, (iii) such person’s property is exempt or immune from execution, (iv) such legal proceeding is brought in an inconvenient forum or (v) the venue of such legal proceeding is improper. Each party hereby consents to service of process in any such proceeding in any manner permitted by New York law, further consents to service of process by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 6.2 and waives and covenants not to assert or plead any objection which they might otherwise have to such manner of service of process. Notwithstanding the foregoing in this Section 6.8, a party may commence any action, claim, cause of action or suit in a court other than the Chosen Courts solely for the purpose of enforcing an order or judgment issued by the Chosen Courts. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIMS OR COUNTERCLAIMS ASSERTED IN ANY LEGAL DISPUTE RELATING TO THIS SUBSCRIPTION AGREEMENT WHETHER NOW EXISTING OR HEREAFTER ARISING. IF THE SUBJECT MATTER OF ANY SUCH LEGAL DISPUTE IS ONE IN WHICH THE WAIVER OF JURY TRIAL IS PROHIBITED, NO PARTY SHALL ASSERT IN SUCH LEGAL DISPUTE A NONCOMPULSORY COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT. FURTHERMORE, NO PARTY SHALL SEEK TO CONSOLIDATE ANY SUCH LEGAL DISPUTE WITH A SEPARATE ACTION OR OTHER LEGAL PROCEEDING IN WHICH A JURY TRIAL CANNOT BE WAIVED.

6.9 Severability. If any term, provision, covenant or restriction of this Subscription Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.10 No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11 Remedies.

6.11.1 The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 6.8, this being in addition to any other remedy to which any party is entitled at law or in equity, including money damages. The right to specific enforcement shall include the right of the Company to cause Subscriber to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 6.11 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

6.11.2 The parties acknowledge and agree that this Section 6.11 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

6.12 Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur immediately following the consummation of the Transactions, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions and remain in full force and effect.

6.13 Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14 Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.15 Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

6.16 Mutual Drafting. This Subscription Agreement is the joint product of the parties hereto and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7. Cleansing Statement; Consent to Disclosure.

7.1 The Company shall, by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue, or cause to be issued, one (1) or more press releases or file, or cause to be filed, with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and the Transactions. From and after the publication of the Disclosure Document, the Subscriber shall not be in possession of any material, non-public information received from the Company, the SPAC, Holdco or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Subscription Agreement and the Transactions, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with the Company, the SPAC, Holdco, the Placement Agent, or any of their respective Affiliates in connection with the Transactions.

7.2 Subscriber hereby consents to the disclosure in the Form 8-K filed by the SPAC with the SEC in connection with the execution and delivery of the Business Combination Agreement and the Proxy Statement (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by the Company, Holdco or the SPAC to any governmental authority or to securityholders of the Company or the SPAC) of Subscriber’s identity and beneficial ownership of the Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by the Company, Holdco or the SPAC, a copy of this Subscription Agreement; provided that, in the case of such disclosures by the Company or the SPAC, the Company or the SPAC, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure, in each case, to the extent such disclosure specifically names Subscriber. Other than in the Registration Statement contemplated by Section 4 of this Subscription Agreement, as required by any laws, rules or regulations (including, without limitation, securities laws, rules or regulations), at the request of the staff of the Commission or any regulatory agency or as set forth in the immediately preceding sentence, without Subscriber’s prior written consent (including by email), none of the Company, Holdco or the SPAC shall, and shall cause their respective officers, directors, Affiliates, and agents (including the Placement Agent) not to, publicly disclose the name of the Subscriber or any of its Affiliates or investment advisers in any filing with the Commission or any regulatory agency or trading market other than as set forth above, except to the Company’s, Holdco’s or the SPAC’s respective securityholders, lawyers, independent accountants and other advisors and service providers who reasonably require such information in connection with the provision of services to such person, are advised of the confidential nature of such information and are obligated to keep such information confidential. Subscriber will promptly provide any information reasonably requested by the Company, Holdco or the SPAC for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the SEC).

8. Trust Account Waiver. Notwithstanding anything to the contrary set forth herein, Subscriber acknowledges that, as described in the SPAC’s prospectus relating to its initial public offering (the “IPO”) dated September 5, 2024 available at www.sec.gov, the SPAC has established a trust account (the “Trust Account”) containing the proceeds of the IPO and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the SPAC, its public shareholders and certain other parties. For and in consideration of the SPAC entering into this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subscriber on behalf of itself and each of its Affiliates and subsidiaries, and each of its and their employees, agents, representatives and any other person or entity acting on its and their behalf hereby (a) agrees that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind in or to any assets held in the Trust Account, and shall not make any claim against the Trust Account, arising out or as a result of, in connection with or relating in any way to this Subscription Agreement, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”), (b) irrevocably waives any Released Claims that it may have against the Trust Account now or in the future as a result of, or arising out of, this Subscription Agreement, and (c) agrees that it will not seek recourse against the Trust Account as a result of, in connection with or relating in any way to this Subscription Agreement; provided, however, that nothing in this Section 8 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with the SPAC’s A&R Memo and Articles in respect of any redemptions by Subscriber in respect of SPAC Class A Shares.

9. Rule 144. From and after such time as the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may allow Subscriber to sell the Shares to the public without registration are available to holders of Holdco Ordinary Shares and until the third (3rd) anniversary of the Closing Date, Holdco shall, at its expense:

9.1 make and keep public information available, as those terms are understood and defined in Rule 144;

9.2 use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Holdco under the Securities Act and the Exchange Act so long as Holdco remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Shares under Rule 144 for so long as the Subscriber holds any Shares;

9.3 furnish to Subscriber, promptly upon Subscriber’s reasonable request, (i) a written statement by Holdco, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of Holdco and such other reports and documents so filed by Holdco, and (iii) such other information as may be reasonably requested to permit Subscriber to sell such securities pursuant to Rule 144 without registration; and

9.4 If in the opinion of counsel to Holdco, it is then permissible to remove the restrictive legend from the Shares pursuant to Rule 144 under the Securities Act, then at Subscriber’s request, Holdco will request its transfer agent to remove the legend set forth in Section 2.1.5.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Company, Holdco and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

COMPANY:

COINSHARES INTERNATIONAL LIMITED

By:
Name:
Title:

HOLDCO:

Odysseus Holdings Limited

By:
Name:
Title:

Accepted and agreed this ____ day of September, 2025.

SUBSCRIBER:

Signature of Subscriber:	Signature of Joint Subscriber, if applicable:

By:	By:
Name:	Name:
Title:	Title:

Name of Subscriber:	Name of Joint Subscriber, if applicable:

________________________________________	_____________________________________
(Please print. Please indicate name and	(Please Print. Please indicate name and
capacity of person signing above)	capacity of person signing above)

________________________________________
Name in which securities are to be registered
(if different from the name of Subscriber listed directly
above):_______________________
Email Address: _____________________________

If there are joint investors, please check one:
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property

Subscriber’s EIN: ______________________	Joint Subscriber’s EIN:___________________

Business Address-Street:	Mailing Address-Street (if different):

________________________________	________________________________

________________________________	________________________________

City, State, Zip: ______________________	City, State, Zip: ______________________
Attn: ______________________	Attn: ______________________
Telephone No.: ______________________	Telephone No.: _____________________
Facsimile No.: ______________________	Facsimile No.: ______________________

Aggregate Number of Subscription Shares subscribed for:

Aggregate Purchase Price:

Except as provided in Section 1 of this Subscription Agreement, you must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds, to be held in escrow until the Closing, to the account specified by the Company in the Closing Notice.

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER